SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 4, 2005



                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-27122                    94-2900635
(State or Other Jurisdiction        (Commission                 (IRS Employer
    of Incorporation)               File Number)             Identification No.)

                   3011 Triad Drive
                     Livermore, CA                        94550
       (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01.      Other Events.

Approval of NASDAQ National Market System Application

     Adept has received notification from NASDAQ that Adept's application for the quotation of its common stock on the NASDAQ National Market System has been approved. Adept expects that its common stock to commence trading on the NASDAQ National Market System beginning on November 15, 2005 under the symbol "ADEP".



Item 9.01.      Financial Statements and Exhibits.

       (c) Exhibits

       99.1     Press Release, dated November 9, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADEPT TECHNOLOGY, INC.



Date: November 9, 2005                     By:   /s/ Robert R. Strickland
                                              ----------------------------------
                                           Robert R. Strickland
                                           Chief Financial Officer